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                                                                      EXHIBIT 32

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


David H. Brown, Chief Executive Officer and Joseph E. Riordan, Chief Financial Officer of Valley Community Bancshares, Inc. (the "Company"), each certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002:

1. the Form 10-Q of the Company for the quarterly period ended September 30, 2004 (the "Form 10-Q"), fully complies with requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

2. the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 1, 2004



                                                      By      /s/ David H. Brown
                                                         -----------------------
                                                                  David H. Brown
                                                                   President and
                                                         Chief Executive Officer


                                                    By      /s/ Joseph E Riordan
                                                       -------------------------
                                                                Joseph E Riordan
                                                    Executive Vice President and
                                                         Chief Financial Officer





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